Other payables and accrued liabilities (Tables)	6 Months Ended
Jun. 30, 2024
Payables and Accruals [Abstract]
Schedule of other payables and accrued liabilities

	As of June 30, 2024	As of December 31, 2023
	(Unaudited)
Accrued expenses (i)	$968,062	$823,345
Accrued payroll	640,572	811,680
Accrued interests (ii)	154,810	249,867
Other payable (iii)	173,768	-
Others	22,090	2,520
Total other payables and accrued liabilities	$1,959,302	$1,887,412

(i)	Accrued expenses

The balance of accrued expenses represented amount due to third parties service providers which include marketing consulting service, IT related professional service, legal, audit and accounting fees, and other miscellaneous office related expenses.

(ii)	Accrued interests

The balance of accrued interests represented the balance of interest payable from short-term loan – third parties.

(iii)	Other payable

The balance of other payable represented the balance payable to 8i Asia Limited (“8i Asia”). In June 2024, CKHP agreed to serve as an escrow agent to collect purchase consideration (“Purchase Consideration”)from certain purchasers on behalf of 8i Asia.

On August 13, 2024, 8i Asia requested the release and transfer of the collected Purchase Consideration to its account.

On August 19, 2024, CKHP and 8i Asia entered into a promissory note agreement (the “Promissory Note”). Under the terms of the Promissory Note, 8i Asia granted CKHP an extended repayment period, allowing CKHP to repay the outstanding balance of the Purchase Consideration by December 31, 2024, with a 0% interest rate on the outstanding amount.